May 7, 2014
Information is as of March 31, 2014 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental Financial Information Presentation
Exhibit 99.2
Q1 2014

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
First Quarter 2014 Earnings Call
May 7, 2014
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Forward Looking Statements
We make forward-looking statements in this presentation and other filings we make with the Securities and Exchange
Commission (“SEC”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this presentation, the words believe, expect, anticipate, estimate, plan, continue, intend, should, may or similar expressions are intended to identify forward-looking statements.
Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and other filings with the SEC. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us.
Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

First Quarter 2014 Summary Highlights
Reported Operating Earnings of $17.1 million, or $0.53 per common share for the first quarter of 2014
(1)
RMBS portfolio at March 31, 2014 consisted of Agency RMBS with an estimated fair value of $2.1 billion and non-Agency RMBS with an estimated fair value of $1.3 billion
RMBS and securitized mortgage loan portfolio had a 2.8% effective net interest spread and a 15.1%
effective levered asset yield at March 31, 2014
(2)
Quarter-end leverage multiple of 3.8x at March 31, 2014
Estimated taxable income of $0.44 per common share
Declared a $0.40 per common share quarterly dividend for stockholders of record as of March 31, 2014
Book value per common share of $18.64 at March 31, 2014, a 2.1% increase over December 31, 2013 book value per common share of $18.26
Entered into an agreement to provide funding to a third party to facilitate the purchase of residential properties with a view towards reselling the properties to homeowners and providing seller financing in the form of mortgage loans and/or bond-for-title contracts
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 8.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3) Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity.
($ amounts in thousands except per share data)
March 31,
2014
December 31,
2013
March 31,
2013
Interest Income $38,180 $40,721 $38,247
Interest Expense (7,268) (7,359) (6,217)
Net Interest Income $30,912 $33,362 $32,030
Operating Earnings
(1)
$17,116 $19,540 $19,091
Weighted Average Common Shares Outstanding - Basic 32,015 32,007 25,686
Operating Earnings per Common Share
(1)
$0.53 $0.61 $0.74
Leverage Multiple (Debt / Equity) 3.8x 4.1x 5.1x
Annualized Return on Average Assets
(2)
2.3% 2.6% 2.1%
Annualized Return on Average Equity
(3)
10.6% 11.9% 12.0%
Three Months Ended

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Financial Summary
Operating Earnings per Common Share
(1)
Book Value per Common Share
Dividends per Common Share
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per
common share to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
$0.70
$0.70
$0.40
$0.40 $0.40
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
$21.72
$18.63
$18.50
$18.26
$18.64
$0.00
$4.00
$8.00
$12.00
$16.00
$20.00
$24.00
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
$0.74
$0.59
$0.36
$0.61
$0.53
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Book Value Roll-Forward
Book Value - December 31, 2013 18.26 $
  Common stock dividend declared (0.40)
  Operating Earnings, net of preferred dividend 0.53
Non-Operating Items Impacting Net Income:
  Unrealized gain on Agency RMBS, net 1.38
  Unrealized gain on non-Agency RMBS, net 0.20
  Unrealized gain on securitized mortgage loans, net 0.03
  Unrealized loss on derivatives, net (0.58)
  Realized loss on sales of Agency RMBS, net (0.44)
  Realized gain on sales of non-Agency RMBS, net 0.07
  Realized loss on terminations of Swaptions and TBA Shorts (0.42)
  Other, net 0.01
Book Value - March 31, 2014 (unaudited) 18.64 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Portfolio Summary and Net Interest Spread
Securitized
Mortgage Loans
6%
Agency RMBS
39%
Cash and Other,
net
9%
Non- Agency
RMBS and
Other Credit
Investments
46%
Securitized
Mortgage Loans
6%
Agency RMBS
44%
Cash and Other,
net
9%
Non- Agency
RMBS
41%
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Including
Cash
Asset Yield 3.1% 6.9% 7.9% 4.5%
Interest Expense 0.4% 2.1% 3.2% 1.0%
Cost of Swaps 1.1% - 1.9% 0.7%
Effective Net Interest Spread 1.6% 4.8% 2.8% 2.8%
Debt / Equity
(3)
6.2x 2.7x 1.6x 3.8x
Effective Levered Asset Yield
(2)
13.1% 19.9% 12.4% 15.1%
Agency
RMBS
Non-Agency
RMBS
Securitized
Mortgage
Loans
Weighted
Average
Including
Cash
Asset Yield 2.9% 6.7% 7.9% 4.3%
Interest Expense 0.4% 2.0% 3.3% 1.0%
Cost of Swaps 0.8% - 2.0% 0.6%
Effective Net Interest Spread 1.7% 4.7% 2.6% 2.7%
Debt / Equity
(3)
6.2x 2.9x 1.6x 4.1x
Effective Levered Asset Yield
(2)
13.6% 20.6% 12.2% 15.4%
Allocation of Portfolio Equity at March 31, 2014
(1)
Allocation of Portfolio Equity at December 31, 2013
(1)
Effective Net Interest Spread at  March 31, 2014
(2)
Effective Net Interest Spread at  December 31, 2013
(2)
(1)
Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
(2)
Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
(3)
Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS  and other credit investments or securitized mortgage loans.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Agency RMBS Portfolio at March 31, 2014
Agency Portfolio Overview Constant Prepayment Rates
(1) Other includes New Production 30-year Pass-Throughs, Interest Only and Inverse Interest Only Securities.
Loan Balance 15
Year Pass-Throughs
2%
Loan Balance 30
Year Pass-Throughs
64%
Low Credit 30 Year
Pass-Throughs
7%
Other(1)
4%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
23%
3.7%
5.2%
5.8%
7.0%
7.1%
6.7%
4.9%
4.9%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014
Total Agency Portfolio average one month CPR
6.0%
($ in thousands) Estimated Fair Value Q1 2014 CPR
Agency Pass-Throughs 2,032,001 $                 4.8%
Agency IOs and Agency  IIOs 62,670 6.7
Total 2,094,671 $               4.9%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Agency RMBS Portfolio at March 31, 2014
Agency RMBS Portfolio Composition Summary
(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.
(2) Weighted average yield at the date presented incorporates prepayment assumptions on Agency RMBS.
(3) Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only class of securities.  At March 31, 2014, Agency IOs had a notional balance of $434,342 and Agency Inverse IOs had a notional balance of $69,421.
($ in thousands) Principal Balance
Unamortized
Premium Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Weighted
Average
Yield
(2)
30-Year Mortgages
Fixed rate coupons:
3.5% 182,911 11,694 194,605 184,027 3.50% 2.54%
4.0% 1,406,999 103,328 1,510,327 1,461,460 4.00% 2.89%
4.5% 311,011 23,455 334,466 333,498 4.50% 3.19%
1,900,921 138,477 2,039,398 1,978,985 4.03% 2.91%
15-Year Mortgages
3.0% Coupons 51,592 1,382 52,974 53,016 3.00% 2.49%
Agency IOs
(3)
- - 44,014 47,959 3.95% 5.69%
Agency IIOs
(3)
- - 15,200 14,711 5.99% 15.73%
Total Agency RMBS 1,952,513 $               139,859 $   2,151,586 $         2,094,671 $       4.05% 3.05%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Non-Agency RMBS Portfolio Overview
Non-Agency RMBS Portfolio at March 31, 2014
Non-Agency RMBS Portfolio Vintage
Non-Agency RMBS Cash-Flow Profile
Subprime
81%
Pay-option
ARM
8%
Alt-A
11%
1999-2002
5%
2003
7%
2004
32%
2005
29%
2006
17%
2007
9%
2014
1%
Current-Pay
50%
Locked -Out
50%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Non-Agency RMBS Portfolio at March 31, 2014
March 31, 2014
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,298,541
Amortized Cost to Par Value 80.5%
Net Weighted Average Security Coupon 1.3%
Collateral Attributes
Weighted Average Loan Age (months) 110
Weighted Average Original Loan-to-Value 80.0%
Weighted Average Original FICO Credit Score 636
Current Performance
60+ Day Delinquencies 31.1%
Average Credit Enhancement
(1)
33.9%
3 Month CRR
(2)
3.5%
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR stands for conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended March 31, 2014.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Financing and Derivative Instruments Overview
(1) Includes $28,234 of repurchase borrowings collateralized by non-Agency RMBS of $47,614 that are eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
(2) Securitized debt, which represents non-recourse senior securities sold to third parties in connection with a securitization transaction, has a final contractual maturity of May 2047.  Weighted average remaining maturity represents the underwritten final maturity of the security based on the underwritten final repayment of principal.  The actual maturity of the securitized debt may differ significantly given that actual interest collections, mortgage prepayments and/or losses on liquidation of mortgages may differ significantly from those underwritten.
Borrowings at March 31, 2014 Derivative Instruments at March 31, 2014
Swaps Overview at March 31, 2014 Swaptions Overview at March 31, 2014
($ in thousands)
Weighted Average
Months Until
Fixed Pay Rate for Option Notional Swap Terms
Underlying Swap Fair Value Expiration Amount (Years)
3.00 - 3.25% 252 $                      3 100,000 $              10
3.26 - 3.50% 133 2 275,000 10
3.51 - 3.75% 171 3 300,000 10
3.76 - 4.00% 2,915 9 500,000 10
4.01 - 4.41% 23 5 100,000 10
3,494 $                 5 1,275,000 $       10
Option Underlying Swap
($ in thousands)
Balance
Weighted
Average
Borrowing Rate
Weighted
Average
Remaining
Maturity
Repurchase agreement borrowings:
  Agency RMBS 1,861,066 $
0.37% 27 days
  Non-Agency RMBS
(1)
987,675
2.08% 162 days
  Other investment securities 10,603
1.83% 115 days
Total repurchase agreements
2,859,344 $
0.97% 74 days
Securitized debt 40,281 $                 4.00% 57 months
(2)
Total Borrowings 2,899,625 $        1.01%
($ in thousands)
Notional Amount
Estimated Fair
Value
Swaps - assets
957,000 $               29,585 $
Swaptions - assets 1,275,000               3,494
Swaps - (liabilities) 730,000                  (4,984)
Total Derivative Instruments
2,962,000 $        28,095 $
($ in thousands)
Term to Maturity Notional Amount
Average Fixed
Pay Rate
Average
Maturity
(Years)
Greater than 1 year up to 3 years 160,000 $               1.39% 2.7
Greater than 3 years up to 5 years 949,000                  1.00% 3.4
Greater than 5 years 578,000                  2.13% 8.7
Total 1,687,000 $        1.43% 5.2

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) 14 Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Balance Sheet
(in thousands—except per share data)
March 31, 2014 December 31, 2013
Assets:
(unaudited)
Cash 110,671 $                 127,959 $
Restricted cash 38,038 67,458
RMBS, at fair value (of which $3,118,497 and $3,317,060 were pledged as collateral, respectively) 3,393,212 3,503,326
Securitized mortgage loans (transferred to a consolidated VIE), at fair value 110,307 110,984
12,290 11,515
Investment related receivable (of which $108,064 and $21,959 were pledged as collateral, respectively) 108,165 24,887
Interest receivable 9,576 10,396
Deferred financing costs, net 920 882
Derivative instruments, at fair value 33,079 53,315
Other assets 3,964 854
Total Assets 3,820,222 $              3,911,576 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 2,859,344 $              3,034,058 $
Non-recourse securitized debt, at fair value 41,226 43,354
Investment related payable 95,288 -
Obligation to return cash held as collateral 20,667 38,654
Accrued interest payable 6,935 8,708
Derivative instruments, at fair value 4,984 4,610
Payable to related party 4,501 5,444
Dividends payable 16,266 16,812
Accounts payable and accrued expenses 1,405 2,335
Total Liabilities 3,050,616 $              3,153,975 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                        69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,040,533 and 32,038,970 shares issued and outstanding, respectively 320 320
Additional paid-in-capital 792,469 792,010
Accumulated deficit (23,252) (34,798)
Total Stockholders' Equity 769,606 $                 757,601 $
Total Liabilities and Stockholders' Equity 3,820,222 $              3,911,576 $
Other investment securities, at fair value (of which $12,290 and $11,515 were pledged as collateral, respectively)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Income Statement
(in thousands—except per share data)
2014 2013
Interest Income:
RMBS 35,825 $              36,914 $
Securitized mortgage loans 2,246 1,333
Other investment securities 109 -
Total Interest Income 38,180 38,247
Interest Expense:
Repurchase agreements (6,826) (5,907)
Securitized debt (442) (310)
Total Interest Expense (7,268) (6,217)
Net Interest Income 30,912 $           32,030 $
Other Income/(Loss):
Realized gain/(loss) on sale of RMBS, net (11,810) $           15,795 $
Unrealized gain/(loss) on RMBS, net 50,647 (33,048)
Unrealized gain on securitized mortgage loans, net 1,054 2,848
Unrealized gain/(loss) on securitized debt 10 (872)
Unrealized gain on other investment securities 122 -
Loss on derivative instruments, net (includes ($18,718) and $1,659 of unrealized (losses)/gains, respectively) (37,190) (5,798)
Other, net 18 25
Other Income/(Loss), net 2,851 $             (21,050) $
Operating Expenses:
General and administrative (includes ($459) and ($399) of non-
cash stock based compensation, respectively) (3,095) $              (2,851) $
Management fees - related party (2,786) (2,789)
Total Operating Expenses (5,881)
$
(5,640)
$
Net Income 27,882 $           5,340 $
Preferred Stock Dividends Declared (3,450) (3,450)
Net Income Allocable to Common Stock and
Participating Securities 24,432 $           1,890 $
0.76 $                0.07 $
Dividends Declared per Share of Common Stock 0.40 $                0.70 $
Three Months Ended
March 31,
(Unaudited)
Earnings per Share of Common Stock - Basic and Diluted

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

Reconciliation of Operating Earnings
(1)
and Effective Cost of Funds
(2)
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective cost of funds reflects interest expense adjusted to include the net interest component related to Swaps.
(3) Reflects per share amount for each component presented.
(4) A TBA Short Contract refers to a “to-be-announced” contract to sell certain Agency RMBS on a forward basis.
($ in thousands) Reconciliation
Cost of Funds/Effective
Borrowing Costs
Interest expense 7,268 $                 0.99%
Adjustment:
Net-interest paid for Swaps 4,789 0.66%
Effective interest expense/effective cost of funds 12,057 $               1.65%
Weighted average balance of borrowings 2,928,895 $
March 31, 2014
Three Months Ended
Effective Cost of Funds
(in thousands—except share and per share data)
March 31, 2014
Per Share
Amount
(3)
March 31, 2013
Per Share
Amount
(3)
Operating Earnings:
Net income allocable to common stockholders $                       24,279 $ 0.76 $                         1,756 $ 0.07
Adjustments:
Non-cash stock-based compensation expense 459
0.01

0.01
Unrealized (gain)/loss on RMBS, net (50,647)
(1.58)
33,048
1.29
Unrealized loss on derivatives, net 18,718
0.58
1,659
0.06
Unrealized (gain) on securitized mortgage loans, net (1,054) (0.03) (2,848) (0.11)
Unrealized (gain)/loss on securitized debt (10)
-

0.03
Unrealized (gain) on other investment securities (122)
-
-
-
Realized (gain)/loss on sale of RMBS, net 11,810 0.37 (15,795) (0.61)
Realized loss on Swaption terminations 6,527
0.20
-
-
Realized loss on TBA Short Contracts
(4)
7,156
0.22
-
-
Total adjustments to arrive at operating earnings: (7,163)
(0.23)
17,335
0.67
Operating Earnings $                       17,116 0.53 $                          $                       19,091 0.74 $
Weighted average common shares outstanding - Basic 32,015,397 25,686,304
Weighted average common shares outstanding - Diluted 32,067,157 25,686,304
Three Months Ended Three Months Ended

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) 18 Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767